SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 26, 1998

Residential Asset Securities Corporation (as company under a Pooling and Servicing Agreement dated as of March 1, 1998 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS1)


                   Residential Asset Securities Corporation
            (Exact name of registrant as specified in its charter)


              Delaware                333-28791         75-2006294
        (State or other jurisdiction   (Commission)    (I.R.S. employer
        of incorporation)            file number)  identification no.)



       8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437 (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code (612) 832-7000



         (Former name or former address, if changed since last report)



                        Exhibit Index Located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                  Sequentially
                                                                      Numbered
Exhibit                                                                Exhibit
Number                                                                    Page

10.1 Pooling and Servicing Agreement, dated as of March 1, 1998 among Residential Asset Securities Corporation, as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

 10.2 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation in connection with the Residential Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 1998-KS1, Class A.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              RESIDENTIAL ASSET SECURITIES CORPORATION



                              By:/s/Timothy A. Kruse
                              Name:   Timothy A. Kruse
                              Title:  Vice President


Dated:  March 26, 1998








































NY1-1N256953.1 {1N229888.5 to 1N229888.7 redlined}

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              RESIDENTIAL ASSET SECURITIES CORPORATION



                              By:
                              Name:   Timothy A. Kruse
                              Title:  Vice President


Dated:  March 26, 1998



NY1-1N256953.1 {1N229888.5 to 1N229888.7 redlined}

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                                 Exhibit 10.1

                        Pooling and Servicing Agreement



NY1-1N256953.1 {1N229888.5 to 1N229888.7 redlined}

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                                 Exhibit 10.2

                     Certificate Guaranty Insurance Policy



NY1-1N256953.1 {1N229888.5 to 1N229888.7 redlined}

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